                                                                    EXHIBIT 99.3

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 2, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                          AGGREGATE       PERCENT             WEIGHTED   AVERAGE     WEIGHTED    PERCENT
                             NUMBER OF    PRINCIPAL         OF     WEIGHTED    AVERAGE  PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING       POOL     COUPON     SCORE   OUTSTANDING     LTV          DOC
--------------------------   ---------  --------------   --------  --------   -------- ------------  --------   -----------
$ 50,001 to $100,000             1      $   100,000        0.11%    5.876%      665     $100,000       80.00%    100.00%
$100,001 to $150,000            19        2,399,096        2.53     6.059       673      126,268       78.01      94.83
$150,001 to $200,000            50        8,739,204        9.21     6.010       677      174,784       80.81      84.66
$200,001 to $250,000            39        8,807,500        9.28     6.022       660      225,833       80.21      84.59
$250,001 to $300,000            36        9,938,895       10.47     6.091       678      276,080       80.84      72.39
$300,001 to $350,000            42       13,639,414       14.37     5.983       675      324,748       82.13      61.62
$350,001 to $400,000            36       13,633,792       14.36     6.009       681      378,716       81.95      69.09
$400,001 to $450,000            17        7,229,047        7.62     6.003       683      425,238       82.61      82.38
$450,001 to $500,000            16        7,746,708        8.16     5.884       675      484,169       80.16      57.06
$500,001 to $550,000            11        5,829,421        6.14     6.154       687      529,947       83.54      63.71
$550,001 to $600,000             9        5,171,441        5.45     5.932       680      574,605       82.26      88.70
$600,001 to $650,000             7        4,379,722        4.61     6.089       672      625,675       85.81      57.10
$650,001 to $700,000             3        2,022,584        2.13     6.027       642      674,195       77.82      65.39
$700,001 to $750,000             3        2,193,182        2.31     6.079       642      731,061       76.59      67.02
$750,001 to $800,000             4        3,093,914        3.26     6.219       691      773,479       84.44      49.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                         293      $94,923,921      100.00%    6.023%      676     $323,972       81.56%     71.36%
-----------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $100,000 to approximately $785,000 and the average outstanding principal balance of the Mortgage Loans was approximately $323,972.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4
                      TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS


                                          AGGREGATE      PERCENT              WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                             NUMBER OF    PRINCIPAL         OF     WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF ORIGINAL            MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING    LTV          DOC
--------------------         ---------   -----------     --------  --------   -------- ------------  --------   -----------
50.00% or less                     2     $   414,397       0.44%    5.810%      712     $207,199       40.28%     100.00%
55.01% to 60.00%                   1         134,000       0.14     5.500       660      134,000       57.02      100.00
60.01% to 65.00%                   3         860,000       0.91     6.247       620      286,667       63.27       70.93
65.01% to 70.00%                   2       1,150,000       1.21     6.337       631      575,000       66.62       65.22
70.01% to 75.00%                   4       1,533,500       1.62     6.034       662      383,375       74.19       41.64
75.01% to 80.00%                 225      68,540,658      72.21     5.925       678      304,625       79.88       74.66
80.01% to 85.00%                  10       5,269,529       5.55     6.023       667      526,953       83.04       26.54
85.01% to 90.00%                  27      10,792,130      11.37     6.367       672      399,709       89.73       74.99
90.01% to 95.00%                  18       6,076,206       6.40     6.428       678      337,567       94.90       74.58
95.01% to 100.00%                  1         153,500       0.16     6.875       684      153,500      100.00        0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                           293     $94,923,921     100.00%    6.023%      676     $323,972       81.56%      71.36%
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

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC4
                      TOTAL COLLATERAL SUMMARY

CREDIT SCORES


                                          AGGREGATE       PERCENT             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                             NUMBER OF    PRINCIPAL         OF     WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
                             MORTGAGE      BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES         LOANS     OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING    LTV          DOC
----------------------       ---------  --------------   --------  --------   -------- ------------  --------   -----------
551 to 575                         1    $    415,751       0.44%    5.990%      575     $415,751       80.00%     100.00%
576 to 600                         3       1,190,929       1.25     6.023       598      396,976       73.32      100.00
601 to 625                        38      10,527,401      11.09     6.076       616      277,037       80.37       77.02
626 to 650                        63      21,438,392      22.58     6.225       638      340,292       81.93       67.14
651 to 675                        56      19,636,212      20.69     6.076       664      350,647       82.03       70.54
676 to 700                        51      14,443,802      15.22     5.908       686      283,212       82.00       84.20
701 to 725                        34      10,907,298      11.49     5.898       712      320,803       82.47       58.42
726 to 750                        23       8,400,459       8.85      5.78       735      365,237       81.55       60.21
751 to 775                        14       4,544,988       4.79     5.897       760      324,642       80.83       78.90
776 to 800                        10       3,418,689        3.6     5.937       784      341,869       79.42       76.20
------------------------------------------------------------------------------------------------------------------------
TOTAL:                           293    $ 94,923,921     100.00%    6.023%      676     $323,972       81.56%      71.36%
------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 575 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.